Exhibit 10.2

CLASS B COMMON STOCK ISSUANCE AGREEMENT

THIS CLASS B COMMON STOCK ISSUANCE AGREEMENT (the “Agreement”) is made as of April 22, 2014, by and among Hub Group, Inc., a Delaware corporation (the “Company”), and the Laura C. Yeager 1994 GST Trust, the Matthew D. Yeager 1994 GST Trust, the Phillip D. Yeager 1994 GST Trust, Mark A. Yeager, the Alexander B. Yeager 1994 GST Trust, the Samantha N. Yeager 1994 GST Trust, the DPY 2011 Exempt Children’s Trust, the Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, the Alexander B. Yeager 1994 GST Trust, the Mark A. Yeager Perpetual Trust and the David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust (each, a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, the Certificate of Incorporation of the Company authorizes the Company to issue 662,300 shares of the Class B Common Stock, $0.01 par value per share (the “Class B Stock”), of the Company;

WHEREAS, the Company has issued and outstanding 662,296 shares of Class B Stock of the Company;

WHEREAS, the Stockholders constitute all of the holders of all of the issued and outstanding Class B Stock of the Company;

WHEREAS, the Company and the Stockholders wish to record, among other matters, their understanding regarding the issuance of the remaining shares of Class B Stock that are neither issued nor outstanding (the “Remaining Class B Stock”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement:

“Agreement” shall have the meaning ascribed thereto in the preamble.

“Class B Stock” shall have the meaning ascribed thereto in the recitals, together with any shares of Class B Stock that subsequently may be issued or issuable with respect to the Class B Stock as a result of a stock split or dividend or any sale, transfer, assignment or other transaction involving the Class B Stock by the Company.

“Company” shall have the meaning ascribed thereto in the recitals.

“Person” shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.

“Remaining Class B Stock” shall have the meaning ascribed thereto in the recitals.

“Stockholder” or “Stockholders” shall have the meanings ascribed thereto in the preamble, together with any Person who becomes subject to the Amended and Restated Stockholders’ Agreement, dated as of the date hereof, by and among the Laura C. Yeager 1994 GST Trust, the Matthew D. Yeager 1994 GST Trust, the Phillip D. Yeager 1994 GST Trust, Mark A. Yeager, the Alexander B. Yeager 1994 GST Trust, the Samantha N. Yeager 1994 GST Trust, the DPY 2011 Exempt Children’s Trust, the Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, the Alexander B. Yeager 1994 GST Trust, the Mark A. Yeager Perpetual Trust and the David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust.

ARTICLE II

RESTRICTIONS ON ISSUANCE

Section 2.1    No Issuance of Class B Stock Except in Compliance with this Agreement. The Company shall not issue any of the Remaining Class B Stock without the prior written consent of each of the Stockholders.

ARTICLE III

MISCELLANEOUS

Section 3.1    Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if delivered in person or by courier or a courier service, (b) on the date of transmission if sent by facsimile or other wire transmission, or (c) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, in each case addressed as set forth on the signature pages hereto or to such other address as a party hereto may designate for itself by notice given as herein provided. Whenever this Agreement requires notice to be given, or requires an action to be taken, as of a certain date, such notice or action shall be deemed to have been timely given or taken if such notice is given or such action is taken prior to the date called for by the other provisions of this Agreement.

Section 3.2    Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, legal representatives, executors, successors and permitted assigns.

Section 3.3    Captions. The captions in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof or interpretation hereof.

Section 3.4    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 3.5    Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

Section 3.6    Assignment. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part, whether by operation of law or otherwise, by any party hereto except with the prior written consent of each of the other parties.

Section 3.7    Waivers. The failure of any party hereto at any time or times to require performance of any provision hereof will in no way affect its right at a later time to require the performance of that provision. No waiver by any party of any condition or of any breach of any term or condition contained in this Agreement will be effective unless in writing. No waiver in any one or more instances will be deemed to be a further or continuing waiver of any condition or breach in any other instance or waiver of any other condition or breach.

Section 3.8    Specific Performance. The parties acknowledge that monetary damages will be insufficient for a breach of many of the provisions of this Agreement. Therefore, each party agrees that, upon a breach of any provision of this Agreement, the nondefaulting party(ies) may sue for and obtain an injunction or specific performance of such provision in any appropriate court.

Section 3.9    Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings among the parties regarding the subject matter hereof.

Section 3.10    Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

Section 3.11    Amendments. This Agreement may be amended only by written agreement signed by all of the parties hereto.

Section 3.12    Termination of Agreement. This Agreement shall terminate upon an agreement to terminate this Agreement by the written consent of each of the Stockholders.

[REST OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered effective as of the date first above written.

Hub Group, Inc.

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Chairman and Chief Executive Officer
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

DPY 2011 Exempt Children’s Trust

By:	/s/ Matthew D. Yeager

Name:	Matthew D. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

By:	/s/ Phillip D. Yeager

Name:	Phillip D. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

By:	/s/ Laura C. Yeager

Name:	Laura C. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]

Matthew D. Yeager 1994 GST Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Phillip D. Yeager 1994 GST Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Laura C. Yeager 1994 GST Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

/s/ Mark A. Yeager
Name:	Mark A. Yeager
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]

Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Alexander B. Yeager 1994 GST Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Samantha N. Yeager 1994 GST Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]

Mark A. Yeager Perpetual Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]